                                                                     EXHIBIT 4.1

                          [FORM OF STOCK CERTIFICATE]

NUMBER                                                                    SHARES

                             VIASYS HEALTHCARE INC.
              Incorporated Under the Laws of the State of Delaware

                                  COMMON STOCK

                                                               CUSIP 92553Q 10 0
This Certifies That



is the owner of

    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE,
                            OF VIASYS HEALTHCARE INC.

transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation, as now or hereafter amended, to which the holder of this Certificate assents by its acceptance.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Randy H. Thurman                             [Seal]            /s/ Martin P. Galvan
PRESIDENT AND CHIEF EXECUTIVE OFFICER                              CHIEF FINANCIAL OFFICER AND TREASURER

COUNTERSIGNED AND REGISTERED:


BY:
  --------------------------------------------
  TRANSFER AGENT AND REGISTRAR
  AUTHORIZED SIGNATURE


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                  [FORM OF REVERSE SIDE OF STOCK CERTIFICATE]

                             VIASYS HEALTHCARE INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  ________________ Custodian _______________
                                                                 (Cust)                   (Minor)
TEN ENT - as tenants by the entireties                         under Uniform Gifts to Minors Act ___________
                                                                                                (State)
JT TEN  - as joint tenants with right
          of survivorship and not         UNIF TRF MIN ACT -   ________________ Custodian (until age _____)
          as tenants in common                                      (Cust)                          (Minor)
                                                               ________________ under Uniform Transfers
                                                                   (Minor)
                                                               to Minors Act __________
                                                                               (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________

_____________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock of the books of the within-named Corporation with full power of substitution in the premises.


Dated ____________________

NOTICE:

                            ____________________________________________________
                              THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
                            ____________________________________________________
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                            ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                                SAVINGS AND LOAN ASSOCIATIONS AND CREDIT
                                  UNIONS WITH MEMBERSHIP IN AN APPROVED
                                  SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                     PURSUANT TO S.E.C. Rule 17Ad-15.